Leases - Schedule of Components of Operating Lease Expenses (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Apr. 30, 2023 JPY (¥)	Apr. 30, 2023 USD ($)	Apr. 30, 2022 JPY (¥)	Apr. 30, 2021 JPY (¥)
Leases [Abstract]
Fixed lease cost	¥ 86,882	$ 639	¥ 88,273	¥ 65,968
Variable lease cost	5,262	38	4,010	3,205
Short-term cost	96	1	304	115
Total	¥ 92,240	$ 678	¥ 92,587	¥ 69,288